MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.

                         Supplement dated May 24, 2006
  to the Prospectus dated September 26, 2005, as supplemented on December 28,
                          2005 and February 17, 2006


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. announced that they had reached an agreement on a transaction (the "Transaction") to contribute Merrill Lynch's investment management business, operated by Merrill Lynch Investment Managers, L.P. and certain affiliates to BlackRock to form a new asset management company. The Board of Directors of Merrill Lynch Short Term U.S. Government Fund, Inc. (the "Fund") has approved an Agreement and Plan of Reorganization (the "Agreement and Plan") providing for the acquisition by BlackRock Low Duration Bond Portfolio ("BR Low Duration"), a portfolio of BlackRock Funds(SM), of substantially all of the assets and the assumption of substantially all of the liabilities of the Fund in exchange for newly-issued shares of beneficial interest of BR Low Duration (the "Reorganization"). The Reorganization is part of an effort to consolidate certain comparable funds to eliminate redundancies and achieve certain operating efficiencies. After the completion of the Reorganization, the Fund will be dissolved as a corporation under Maryland law and deregistered as an investment company under the Investment Company Act of 1940, as amended. It is a condition precedent to the Reorganization that the Transaction shall have been consummated.

The investment objectives of the Fund and BR Low Duration are similar but not identical. BR Low Duration seeks to provide shareholders with a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index. The Fund seeks current income and low net asset value fluctuation.

The Agreement and Plan provides that, if the Reorganization takes place, Fund shareholders will receive shares of BR Low Duration of the same or a similar class with an aggregate net asset value at the closing of the Reorganization equal to the net asset value of the shares of the Fund held immediately prior to the Reorganization.

A special meeting of shareholders of the Fund to consider approval or disapproval of the Agreement and Plan is expected to be held in August, 2006. If all of the requisite approvals are obtained, it is anticipated that the Reorganization will take place during the fourth calendar quarter of 2006.

Code #13937-0905SUP